                                                                   Exhibit 10.12

                                    AMENDMENT TO
                           CONVERTIBLE DEBT DOCUMENTATION
                                  AND EXERCISE OF
                                  CONVERSION RIGHT

     THIS AMENDMENT TO CONVERTIBLE DEBT DOCUMENTATION AND EXERCISE OF CONVERSION RIGHT (this "Amendment") is made and entered into as of the 31st day of March 1997, by and between NEON Systems, Inc., a Delaware corporation (the "Company"), and JMI Equity Fund, L.P. (the "Investor").

                                      RECITALS
     The Company and the Investor are parties to (i) that certain Secured Convertible Promissory Note Purchase Agreement dated as of September 29, 1994, relating to a loan made by the Investor to the Company in the original principal amount of $300,000 (the "September 1994 NPA"), (ii) that certain Secured Convertible Promissory Note Purchase Agreement dated as of March 30, 1995, relating to a loan made by the Investor to the Company in the original principal amount of $350,000 (the "March 1995 NPA"), and (iii) that certain Secured Convertible Promissory Note Purchase Agreement between the Company and the Investor dated as of November 22, 1995 relating to a loan made by the Investor to the Company in the original principal amount of $480,000. Such loans are respectively evidenced by (i) the Company's Secured Convertible Promissory Note dated September 29, 1994 payable to the Investor in the original principal amount of $300,000 (the "September 1994 Note"), (ii) the Company's Secured Convertible Promissory Note dated March 30, 1995 payable to the Investor in the original principal amount of $350,000 (the "March 1995 Note"), and (iii) the Company's Secured Convertible Promissory Note dated November 22, 1995 payable to the Investor in the original principal amount of $480,000.

     The September 1994 NPA and the September 1994 Note have been amended by the Company and the Investor pursuant to Amendment Number One to Secured Convertible Promissory Note Purchase Agreement and Secured Convertible Promissory Note and Amendment Number Two to Secured Convertible Promissory Note Purchase Agreement, each dated March 30, 1995, and pursuant to Amendment Number Three to Secured Convertible Promissory Note Purchase Agreement and Secured Convertible Promissory Note dated November 22, 1995. The March 1995 NPA and the March 1995 Note have been amended by the Company and the Investor pursuant to an Amendment Number One to Secured Convertible Promissory Note Purchase Agreement and Secured Convertible Promissory Note dated November 22, 1995.

     The foregoing documents, as amended, are collectively referred to herein as the "Convertible Debt Documents." The Secured Convertible Promissory Notes referenced above, as amended, are collectively referred to herein as the "Convertible Notes." The indebtedness outstanding under the Convertible Debt Documents is referred to herein as the "Convertible Debt."

     The Convertible Debt Documents include provisions for the conversion of amounts outstanding thereunder into shares of the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"). The Company and the Investor desire to enter into this Amendment to (i) acknowledge and confirm their agreement on August 7, 1996 that the aggregate amount (principal and interest) of the Convertible Debt that may be converted into shares of the Series A Preferred Stock may not exceed $250,000; (ii) provide for the conversion, as of the date hereof, of $250,000 of such indebtedness into 125,000 shares of the Series A Preferred Stock; and (iii) modify, renew and extend the remaining balance (principal and interest) of the indebtedness evidenced by the Convertible Debt Documents.

     In consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

     1. CONFIRMATION OF PRIOR AGREEMENT. The Company and the Investor hereby acknowledge and confirm their agreement on August 7, 1996 that notwithstanding any provision of the Convertible Debt Documents to the contrary, the aggregate amount (principal and interest) of the Convertible Debt that may be converted into shares of the Series A Preferred Stock may not exceed $250,000, and the Investor hereby waives and relinquishes forever any right it has to convert any amount of the Convertible Debt in excess of $250,000.

     2. CONVERSION. The Investor hereby notifies the Company of its election to convert into shares of the Series A Preferred Stock $250,000 of the Convertible Debt, and the Company acknowledges receipt of such election. Such amount shall be so converted as of the date of this Amendment, and the Company shall cause 125,000 shares of the Series A Preferred Stock to be issued to the Investor in respect thereof. The Investor acknowledges and agrees that, following the issuance of such shares, it has no right to convert any additional amount of the Convertible Debt into shares of the Series A Preferred Stock.

     3. MODIFICATION OF INDEBTEDNESS. The Investor and the Company acknowledge and agree that, prior to the conversion provided for in paragraph 2 above, the outstanding balance (principal and interest) of the Convertible Debt was $1,299,100.78, consisting of $1,130,000 of principal and $169,100.78 of interest. Following such conversion, the outstanding balance of the Convertible Debt is $1,049,100.78. Such Convertible Debt shall be modified, renewed and extended by the execution and delivery by the Company of a Secured Promissory
Note in the form of Exhibit A attached hereto (the "Renewal Note"). The Renewal Note shall be in the principal amount of $1,049,100.78, shall bear interest at the rate of 8% per annum and shall mature on December 31, 1998; provided, however, that interest accrued but unpaid thereon shall be payable quarterly in arrears on the last day of each June, September, December and March prior to the maturity date and on the maturity date. The Renewal Note shall be executed in modification, renewal and extension of the existing Convertible Debt and shall not effect a cancellation thereof. The Company and the Investor also agree that the indebtedness secured by the security interests granted by the Company to the Investor pursuant to those two certain Security Agreements dated as of September 29, 1994 and March 30, 1995 by and between the Company and the Investor shall include, without limitation, all of the indebtedness evidenced by, and accruing under or in connection with, all of the Convertible Notes, the Renewal Note and all other obligations of the Company to the Investor, whether now existing or hereafter arising.


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

     4. AMENDMENT OF PRIOR DOCUMENTS. This Amendment shall constitute Amendment Number Four to the Convertible Debt Documents dated as of September 29, 1994 by and between the Company and the Investor, Amendment Number Two to the Convertible Debt Documents dated as of March 30, 1995 by and between the Company and the Investor and Amendment Number One to the Convertible Debt Documents dated as of November 22, 1995 between the Company and the Investor. This Amendment also shall constitute the first amendment to each of the Security Agreements referenced above. As modified hereby, the Convertible Debt Documents and such Security Agreements shall continue in full force and effect and be binding on the parties hereto and their respective successors and permitted assigns. References to the Convertible Debt Documents and such Security Agreements after the date hereof shall mean the Convertible Debt Documents and such Security Agreements as amended pursuant to this Amendment (and shall include the Renewal Note.)

     5. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by both parties hereto in separate counterparts, with the same effect as if both parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute the same instrument. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                   COMPANY:

                                   NEON SYSTEMS, INC.

                                   By:  /s/ F. Joseph Backer
                                        ---------------------------------------
                                   Printed Name:  F. Joseph Backer
                                                  -----------------------------
                                   Title:    President
                                             ----------------------------------


                                   INVESTOR:

                                   JMI EQUITY FUND, L.P.

                                   By:  JMI Partners, L.P., its
                                        general partner

                                        By:  /s/ Charles E. Noell
                                             ----------------------------------
                                             Charles E. Noell,
                                             a general partner


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

                                AMENDMENT NUMBER ONE
                                         TO
                        SECURED CONVERTIBLE PROMISSORY NOTE


     NEON Systems, Inc. (the "Company") and JMI Equity Fund, L.P. (the "Investor") hereby agree that the Secured Convertible Promissory note (the "Note") by and between the Investor and Company dated as of March 31, 1997, be and hereby is amended such that the term "Payment Date", as defined therein, shall mean March 31, 1999 in lieu of December 31, 1998.

     In all other respects, the Note is hereby ratified, confirmed and approved, and all terms thereof remain in full force and effect.

     This Amendment may be executed in any number of counterparts and by both parties hereto in separate counterparts, with the same effect as if both parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the 8th day of December, 1998.



                                             COMPANY:

                                             NEON SYSTEMS, INC.

                                             By:   /s/ John S. Reiland
                                             Title:CFO

                                             INVESTOR:

                                             JMI EQUITY FUND, L.P.

                                             By:   /s/ Charles E. Noell
                                                      a general partner





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